Exhibit 99.4

ENTERPRISE FINANCIAL SERVICES CORP

OFFERING PRESENTATION

ENTERPRISE FINANCIAL

FORWARD LOOKING STATEMENTS

This presentation contains statements that are considered "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, or the PSLRA. Forward-looking statements typically are identified with use of terms such as "may," "might," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "could," "continue" and the negative of these terms and similar words, although some forward-looking statements are expressed differently. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including, but not limited to: credit risk; exposure to general and local economic conditions; risks associated with rapid increase or decrease in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in accounting regulation or standards of banks; technological developments; and other risks discussed under "Item 1A – Risk Factors" of our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Users are cautioned not to place undue reliance on our forward-looking statements, which reflect management's analysis and expectations only as of the date of the statements. Forward-looking statements speak only as of the date they are made and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this prospectus supplement, whether as a result of new information, future events or otherwise, except as required by law.

OVERVIEW

OFFERING SUMMARY

- Private common stock offering: $5 million - $15 million total
- Investor minimum 20,000 shares, maximum 518,800 shares
- Offering price $7.71 per share
- Offering will close January 22, 2010
- Shares entitled to registration rights
- Offered only to accredited investors

OFFERING RATIONALE

- Further strengthens capital position
- Supports additional, profitable loan growth
- Opens opportunities to expand market share in St. Louis market including ability to participate in FDIC assisted transactions
- Positions Enterprise to compete more effectively against vulnerable competition
- Higher growth capacity enhances ability to attract top talent in banking and wealth management
- Can serve as a “rights offering” for existing shareholders

ENTERPRISE FINANCIAL

ENTERPRISE VALUE PROPOSITION

Strategic focus on privately held business and their owner families

ENTERPRISE BANK

$2.2 Billion in Banking Assets

ENTERPRISE TRUST

$1.2 Billion in Trust Assets Under Administration


Enterprise University
Treasury Management
Personal Banking
Commercial Banking
Financial Planning
Estate Planning
Succession Planning
Investment Management
Business Owner & Family

- Four locations in suburban metropolitan St. Louis
- Seven locations in suburban greater Kansas City
- One full-service branch in Phoenix area

- Fiduciary trust services
- Personal advisory services
- Specialty life insurance brokerage through MBG
- Missouri housing tax credit brokerage

Largest publicly held banking company based in St. Louis

STRENGTHENED WEALTH MANAGEMENT TEAM

- Recruited Brendan Freeman as President, Advisory Services. Former Senior Vice President, Bank of America / US Trust.
- Added three new client advisors with experience at Merrill Lynch, Bank of America, Deutsche Bank, National City and Regions Bank.
- Current team includes 10 MBAs, 6 CFPs, 6 attorneys, a CPA and a CFA
- Average client-facing wealth management associate has 16 years experience

ENTERPRISE FINANCIAL

COMPANY MARKETS



St. Louis MSA

- 2.8 million population; 18th largest metro area
- Median household income $52,500 vs. US median $50,700
- 50,000 households with investable assets over $1 million
- 70,000 privately held businesses
- Significant healthcare, financial services, transportation and defense industries.



Kansas City MSA

- 2.0 million population; 26th largest metro area
- Median household income $53,500 vs. US median $50,700
- 35,000 households with investable assets over $1 million
- 50,000 privately held businesses
- Significant government, communications and healthcare industries



Phoenix MSA

- 4.2 million population; 12th largest metro area
- Median household income $54,300 vs. US median $50,700
- 72,000 households with investable assets over $1 million
- 86,000 privately held businesses
- Significant electronics, tourism, retail and professional services sectors
- Very attractive long term demographic and growth trends

ENTERPRISE FINANCIAL

COMMERCIAL REAL ESTATE MARKET STATISTICS

- Markets not as overheated
- St. Louis Metropolitan Commercial Office vacancy rates are lowest in Midwest at 15.6% followed by Kansas City at 16.5%
- St. Louis suburban office market has 3rd lowest vacancy rate in U.S. at 13.1%
- Kansas City and St. Louis industrial market vacancy rates remain low at 8.1% and 8.3% respectively and lease rates are currently stable
- Net absorption square footage totals – 1.1 MM s.f. out of 553 MM s.f. for the combined metro markets

Source: CB Richard Ellis 3Q 2009

DEPOSIT MARKET SHARE – STL & KC

St. Louis

RANK	INSTITUTION	($000)	DEPOSITS SHARE	MARKET BRANCHES
1	US Bank (MN)	12,511,060	18.50%	116
2	Bank of America (NC)	7,554,279	11.17%	62
3	Southwest Bank, M&I (WI)	5,295,009	7.83%	18
4	Commerce Bank (MO)	4,307,047	6.37%	54
5	Scottrade (MO)	3,675,677	5.43%	1
6	Regions Bank (AL)	3,066,303	4.53%	70
7	National City (OH)	2,623,553	3.88%	60
8	First Bank (MO)	2,302,526	3.40%	56
9	Enterprise Bank & Trust (MO)	1,353,226	2.00%	4
10	Pulaski Bank (MO)	1,165,404	1.72%	12

Kansas City

RANK	INSTITUTION	($000)	DEPOSITS SHARE	MARKET BRANCHES
1	Commerce Bank (MO)	4,506,407	11.07%	51
2	UMB (MO)	4,056,261	9.96%	40
3	Bank of America (NC)	3,791,724	9.31%	41
4	US Bank (MN)	1,961,218	4.81%	41
5	Bank Midwest (MO)	1,816,912	4.46%	35
6	Capital Federal Savings (KS)	1,760,994	4.32%	20
7	Hillcrest Bank (KS)	1,386,637	3.40%	26
8	M&I Bank (WI)	1,380,012	3.39%	12
9	North American SB (MO)	851,291	2.09%	8
22	Enterprise Bank & Trust (MO)	426,505	1.05%	7

Source: FDIC Summary of Deposits Report 6/30/09

ENTERPRISE FINANCIAL

PHOENIX ACQUISITION

- Gained full service banking capability in Arizona through FDIC-assisted acquisition of Valley Capital Bank on December 11, 2009
- Gained branching rights for Enterprise Bank & Trust throughout Arizona
- Significant milestone in Arizona expansion strategy; low-cost, low risk entry into market
- Loss sharing agreement with FDIC protects against credit losses

ENTERPRISE FINANCIAL

ASSET QUALITY

STRONG ASSET QUALITY POSITION

- Sound portfolio composition
  - NO – loans over 90 days past due still accruing
  - NO – exotic mortgage securities or sub-prime residential mortgages
  - Granular loan portfolio: average loan relationship under $1M
  - Limited concentration risk: $10M limit aggregate relationship exposure
  - Lower advance (20% – 30% equity)
  - 57% of loan portfolio consists of commercial & industrial and owner occupied

- Sound risk management
  - Assertive recognition of credit costs – reserve to NPLs coverage at 96%
  - Assertive management of foreclosed real estate
  - Centralized process: underwriting and documentation, loan administration, and third party review of all appraisals
  - Generally require personal guarantees
  - Very few out of market loans without local sponsorship

LOAN PORTFOLIO MIX BY COLLATERAL



Loan Portfolio Composition
Raw Ground 7%
LAD/Construction 11%
Owner Occupied 23%
Residential Non Owner Occupied 4%
Commercial Non Owner Occupied 21%
Non Real Estate 34%

PROACTIVE CREDIT MANAGEMENT

Credit Risk Management Approach

- Proactive approach to credit risk management
- Robust loan review process
- Aggressive risk recognition
- Stabilizing NPAs
- Absolute and relatively low delinquencies

Reserves / NPLs


120%
100%
80%
60%
40%
20%
0%
89%
95%
78%
82%
96%
2008 Q3
2008 Q4
2009 Q1
2009 Q2
2009 Q3

Net Charge Offs and NPAs


3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.10%
0.02%
0.45%
0.10%
0.73%
0.13%
1.96%
0.76%
2.75%
1.47%
2.89%
1.22%
2.63%
1.16%
2005
2006
2007
2008
2009 Q1
2009 Q2
2009 Q3
NCOs / Avg. Loans
NPAs / Assets

Delinquency Trends


$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
1.5%
1.3%
1.1%
0.9%
0.7%
0.5%
0.3%
0.1%
-0.1%
$15.4
$13.7
$18.5
$10.4
$15.6
0.72%
0.62%
0.84%
0.49%
0.74%
2008 Q3
2008 Q4
2009 Q1
2009 Q2
2009 Q3
30-89 PD ($ Millions)
% of Total

ENTERPRISE FINANCIAL

NON PERFORMING LOANS & FORECLOSED REAL ESTATE

- No single large exposures
- Non performing loans of $47 million are well reserved
- Foreclosed real estate (OREO) of $19.2 million is only 1.4% of total real estate secured portfolio of $1.4 billion

(dollars in millions)

OREO Type of Collateral	Amount	Value	*% of Portfolio*
Residential Homes	20 Properties	$3.7	*19%*
Residential Lots	128 Lots	2.9	*15%*
Commercial Property	14 Properties	12.6	*66%*
Total		**$19.2**	*100%*

OREO Sold:

Year	Amount	Gain
YTD 2009	$15.7	$0.1
2008	8.0	0.6
Total	**$23.7**	**$0.7**

Data as of 9/30/09.

EFSC RELATIVE PEER POSITIONING


2.13
2.04
1.91
(%)
EFSC
Operating Peers
Proxy Peers


Reserves/NPLs
95.02
64.51
59.72
EFSC
Operating Peers
Proxy Peers


EFSC
Operating Peers
Proxy Peers


1.47
1.02
EFSC
Operating Peers
Proxy Peers

Note: Operating Peers include OZRK, BPFH, BMTC, CYN, COBZ, PNFP, PVTB, SYBT, SASR, SBIB, WTFC.
Proxy Peers include all public banks with assets between $900 million and $5 billion.

Source: SNL Financial. Financial data as of [illegible].

PROFITABILITY AND GROWTH

PRE-TAX PRE-PROVISION EARNINGS POWER (1)

(dollars in millions)	2009 Q1	2009 Q2	2009 Q3	2009 YTD	2008 YTD
Net (loss) income	($51.5)	($0.3)	$4.7	($47.1)	$8.4
Tax (benefit)/expense	(2.7)	(1.8)	2.2	(2.3)	4.7
Provison for loan losses	16.5	9.1	6.5	32.1	8.4
Impairment charges	45.4	0.0	0.0	45.4	5.9
FDIC special assessment	0.0	1.1	(0.2)	0.9	0.0
Extinguishment of debt	0.0	0.0	(5.3)	(5.3)	0.0
Other Gains and Losses	(0.4)	(0.6)	(0.1)	(1.1)	(4.0)
Pre-Tax Pre-Provision Earnings	$7.3	$7.5	$7.8	$22.6	$23.4
PTPP ROAA (%)				**1.04%**	**1.20%**

(1) Non-GAAP measure, as defined by management and reconciled to net income here.

ENTERPRISE FINANCIAL

INCREASING CORE DEPOSIT BALANCES

	2008 Q3		2009 Q2		2009 Q3	
(dollars in millions)	**Deposits**	*% of Total*	**Deposits**	*% of Total*	**2009 Q3**	*% of Total*
DDA	$ 215	*13%*	$ 243	*14%*	$ 251	*14%*
NOW, Money Market & Savings	810	*49%*	744	*43%*	754	*41%*
Certificate of Deposit	347	*21%*	512	*29%*	580	*32%*
Core Total	**1,372**	*83%*	**1,499**	*86%*	**1,685**	*87%*
Brokered CD's	273	*17%*	250	*14%*	241	*13%*
Deposits Total	$ 1,645	*100%*	$ 1,749	*100%*	$ 1,826	*100%*

Core Deposit Growth from 2008 Q3 to 2009 Q3 = 16%

SECURITIES PORTFOLIO

Total - $271 million (1)



Other (2)
11%
Government &
Agency
26%
MBS/CMO
63%

Conservative Approach

- Securities portfolio holds no CDOs or private CMOs
- No holdings of other financial institution trust preferred securities or subordinated debt
- No subprime, Alt – A or private MBS
- Average Life – 2.94 years
- Modified duration – 2.66 years
- Taxable equivalent yield – 2.79%

(1) Fair Value as of November 30, 2009

(2) Includes SBA Floaters ($28 million) and Municipals ($600,000)

STABLE MARGIN AND OPERATING LEVERAGE

NET INTEREST MARGIN (TE)


8.00%
6.00%
4.00%
2.00%
0.00%
5.29%
5.32%
5.12%
3.02%
3.10%
2.97%
2.59%
2.53%
2.49%
2004
2005
2006
2007
2008
2009 Q1
2009 Q2
2009 Q3
Earning Asset Yield
NIM
Cost of Paying Liabilities

NON INTEREST EXPENSE/ AVG. ASSETS


2.90%
2.80%
2.70%
2.60%
2.50%
2.40%
2.30%
2.20%
2.77%
2.86%
2.87%
2.67%
2.32%
2.29%
2004
2005
2006
2007
2008
2009 YTD

EFSC data as of 9/30/09. Note: Other expense excludes goodwill impairment and FDIC special assessments.

DIVERSIFIED FEE INCOME

Dollars in millions


$23.0
$18.0
$13.0
$8.0
$3.0
($2.0)
$7.1
$9.0
$16.9
$19.7
$21.9
$14.3
2004
2005
2006
2007
2008
2009 YTD
Other
Securities Gains
Tax Credit Gains
Mortgage Gains
Service Charges
MBG
Trust

Fee Income Ratio:	16%	17%	25%	24%	25%	22%

Excludes branch sale gains

SOLID CAPITAL POSITION IN UNCERTAIN ECONOMY

	12/31/08	9/30/09	11/30/09
Tier 1 Risk Based Capital	8.89%	9.49%	10.79%
Total Risk Based Capital	12.81%	11.94%	13.37%
Tangible Common Equity to Tangible Assets	5.38%	5.14%	5.51%

- Added $35 million in CPP Preferred in 4Q 2008
- Added $25 million in Convertible Trust Preferred in 4Q 2008
- Filed $35 million universal shelf offering in 2Q 2009

INVESTMENT CONSIDERATIONS

- **Successful business model focusing on attractive private business niches**
- **Experienced management team with "skin in the game"**
- **Well positioned balance sheet**
  - Loan diversity
  - Core deposit funding
  - Capital strength
- **Opportunities for growth in market share**
- **Sound credit and investment portfolio management**
- **Strong pre-tax pre-provision earnings power and rich fee income revenue mix**
- **Who else better positioned to capture private business market?**

Q & A

ENTERPRISE FINANCIAL